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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                ---------------


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 6, 2002



                            HARKEN ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)



          Delaware                    0-9207                     95-2841597
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)


                     580 WestLake Park Boulevard, Suite 600
                                Houston, Texas                     77079
                    (Address of principal executive offices)     (ZIP Code)


       Registrant's telephone number, including area code: (281) 504-4000

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Item 5.  Other Events

     On December 6, 2002, a Credit Agreement was entered into by and between Harken Exploration Company, XPLOR Energy, Inc., Harken Energy West Texas, Inc., South Coast Exploration Co., XPLOR Energy SPV-1, Inc., Harken Gulf Exploration Company (collectively, the "Borrowers") and Guaranty Bank, FSB. The Credit Agreement provides for a Guaranty Bank credit facility with an initial borrowing base of $7.5 million. The Guaranty Bank credit facility is secured primarily by all domestic oil and gas properties of the Borrowers. Following the closing of the Credit Agreement, an amount was drawn under the agreement of approximately $5.1 million that was used to pay in full the balance of the previous credit facility with another bank. Harken Energy Corporation agreed to act as guarantor for the bank credit facility pursuant to a Guaranty Agreement dated December 6, 2002. Copies of these agreements are attached as Exhibit 10.1 and Exhibit 10.2. A press release containing additional information was issued on December 9, 2002, and is attached as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits.


Exhibit
Number                                   Description
------                                   -----------

 10.1         --    Credit Agreement, dated December 6, 2002, by and between
                    Harken Exploration Company, XPLOR Energy, Inc., Harken
                    Energy West Texas, Inc., South Coast Exploration Co., XPLOR
                    Energy SPV-1, Inc., Harken Gulf Exploration Company and
                    Guaranty Bank, FSB.

 10.2         --    Guaranty Agreement, dated December 6, 2002, by and between
                    Harken Energy Corporation and Guaranty Bank, FSB.

 99.1         --    Press Release, dated December 9, 2002, issued by Harken
                    Energy Corporation.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       Harken Energy Corporation


Date:   December 10, 2002              By:  /s/ Anna M. Williams
                                            --------------------------------
                                            Anna M. Williams
                                            Executive Vice President and
                                            Chief Financial Officer

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                                  EXHIBIT INDEX

 10.1         --    Credit Agreement, dated December 6, 2002, by and between
                    Harken Exploration Company, XPLOR Energy, Inc., Harken
                    Energy West Texas, Inc., South Coast Exploration Co., XPLOR
                    Energy SPV-1, Inc., Harken Gulf Exploration Company and
                    Guaranty Bank, FSB.

 10.2         --    Guaranty Agreement, dated December 6, 2002, by and between
                    Harken Energy Corporation and Guaranty Bank, FSB.

 99.1         --    Press Release, dated December 9, 2002, issued by Harken
                    Energy Corporation.